UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2013

First Colombia Gold Corp.
 (Exact name of registrant as specified in its charter)

Nevada	000-51203	98-0425310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Paseo De Bernardez #95 FRACC, Lomas De Bernardez,	Guadalupe 986 10, ZAC, Mexico
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  1-888-224-6561

_____________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 – Changes in Registrant’s Certifying Accountant.

James Stafford, Inc. Chartered Accountants formerly the independent registered public accountant for First Colombia Gold, Inc. (“the Company”) resigned as the Company’s independent registered public accountant on December 31, 2013.

On January 6, 2014, the Board of Directors of the Company approved the engagement of new auditors, Sadler, Gibb & Associates, LLC, of Utah to be the Company’s independent registered public accountant.  No audit committee exists, other than the members of the Board of Directors.

The action to engage new auditors was approved by the Board of Directors.  No audit committee exists, other than the members of the Board of Directors.

In  connection  with audit of fiscal  years ended December 31, 2012 and 2011 and the cumulative period of January 1, 2013 through September 30, 2013 and through the date of resignation of the accountants,  no disagreements  exist with the  former independent registered public accountant  on any  matter of  accounting  principles  or  practices,  financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former  accountant would have caused them to make   reference  in   connection   with  their reports  to  the  subject  of  the disagreement(s) and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Independent Auditor Report by James Stafford, Inc. Chartered Accountants for the fiscal years ended December 31, 2012 and 2011, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that it   included a paragraph discussing uncertainties related to continuation of the Company as a going concern.

Prior to engaging Sadler, Gibb & Associates, LLC, the Company had not consulted Sadler, Gibb & Associates, LLC regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Sadler, Gibb & Associates, LLC, regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The Company has provided James Stafford, Inc. Chartered Accountants with a copy of the foregoing disclosures and requested that James Stafford, Inc. Chartered Accountants furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an exhibit to this Current Report on Form 8-K.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

16.1	Letter of James Stafford, Inc. Chartered Accountants, dated January 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 9, 2014

First Colombia Gold Corp.

By:	/s/ Piero Sutti-Keyser
Name:	Piero Sutti-Keyser
Title:	Chief Executive Officer